SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              February 18, 2004

UBIQUITEL INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30761	23-3017909
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA                                                      19428

(Address of principal executive office)                                                                                                                          (Zip code)

Registrant’s telephone number, including area code: (610) 832-3311

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits.

c)	Exhibits.	The following Exhibit is filed with this report.

	99.1	Press Release dated February 18, 2004.

Item 12.                 Results of Operations and Financial Condition.

                On February 18, 2004, UbiquiTel announced its operating and financial results for the fourth quarter and full year ended December 31, 2003 in the press release attached as Exhibit 99.1 hereto and incorporated herein by reference thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITEL INC.

Date: February 20, 2004	By:	/s/ James J. Volk
James J. Volk
Chief Financial Officer